Exhibit 10.7

GROUP IV AGREEMENT

NOVATION AND ASSUMPTION AGREEMENT

by and among

MCDERMOTT INTERNATIONAL, INC.,

a Panamanian corporation,

and

BABCOCK & WILCOX HOLDINGS, INC.,

a corporation organized and existing under the laws of the State of Delaware,

and

BOUDIN INSURANCE COMPANY, LTD., a Bermuda company

and

CREOLE INSURANCE COMPANY, LTD., a Bermuda company,

RECITALS

THIS NOVATION AND ASSUMPTION AGREEMENT (the “Agreement”), is entered into and effective as of May 18, 2010 (the “Effective Date”) by and among MCDERMOTT INTERNATIONAL, INC., a Panamanian corporation (“MII”), BABCOCK & WILCOX HOLDINGS, INC., a Delaware corporation (“B&W”), to be succeeded by The Babcock & Wilcox Company, a Delaware corporation, after the effective time of the Merger, CREOLE INSURANCE COMPANY, LTD., a Bermuda company (“Creole”), and BOUDIN INSURANCE COMPANY, LTD., a Bermuda company (“Boudin”) and, solely with respect to Sections 2(a)(ii) and 2(c)(ii), respectively, the other MII Entities signatory hereto and the other B&W Entities signatory hereto.

WHEREAS, Boudin or Creole have issued the Existing Policies to one or more MII Entities and one or more B&W Entities; and

WHEREAS, pursuant to the Existing Policies, Boudin and Creole are obligated, among other things, to pay or reimburse MII Entities and/or B&W Entities for certain obligations; and

WHEREAS, B&W, prior to the Separation, is a wholly owned Subsidiary of MII; and

WHEREAS, MII intends to spin-off B&W from MII through a dividend of common stock of B&W to the shareholders of MII (the “Separation”); and

WHEREAS, in connection with the Separation: (a) Boudin desires to transfer and Creole desires to assume any Transferable Boudin Policies insofar as such policies relate to B&W Entities; and (b) Creole desires to transfer and Boudin desires to assume any Transferable Creole Policies insofar as such policies relate to MII Entities; and

WHEREAS, MII and B&W are parties, together with ACE American Insurance Company and certain of its affiliates (collectively, “ACE”) to a certain Assumption and Loss Allocation Agreement (the “ALAA”) that, among other things, assists in effecting the Separation by identifying certain MII Obligations and certain B&W Obligations and allocating liability and responsibility therefor; and

WHEREAS, certain of the liabilities of MII and/or B&W and their respective Affiliates that are insured by the Existing Policies under this Agreement are MII Obligations and/or B&W Obligations under the ALAA, and the parties desire that the allocation of liability in this Agreement conform to that in the ALAA insofar as such overlap may exist; and

WHEREAS, each of MII and B&W, each for itself and for its respective Subsidiaries, is willing to consent to the transfer, assumption, and novation of the matters set forth herein, subject to the terms and conditions of this Agreement;

NOW, THEREFORE, in consideration of the mutual promises set out herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions. The following terms used herein, including in the recitals and Exhibits hereto, shall have the following meanings:

“ACE” has the meaning set forth in the recitals to this Agreement.

“Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the specified Person. For this purpose “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the recitals to this Agreement.

“ALAA” has the meaning set forth in the recitals to this Agreement.

“Assumption Time” means midnight (New York time) on the Effective Date.

“B&W” has the meaning set forth in the recitals to this Agreement.

“B&W Entity” means B&W and each of the entities listed on Exhibit I attached hereto and made a part hereof. It is acknowledged and understood that, from and after the effectiveness of the Separation, the B&W Entities will not be Subsidiaries or Affiliates of MII or any of the other MII Entities.

“B&W Obligations” shall have the meaning ascribed to such term in the ALAA and shall be interpreted under this Agreement to conform to interpretations under the ALAA.

“Boudin Assumption and Novation” has the meaning set forth in Section 2(a)(i).

“Creole Assumption and Novation” has the meaning set forth in Section 2(c)(i).

“Effective Date” has the meaning set forth in the recitals to this Agreement.

“Existing Policies” means the Transferable Boudin Policies, the Transferable Creole Policies, the Wholly Retained Boudin Policies, and the Wholly Retained Creole Policies.

“Insured,” as a noun in reference to one or more insurance policies, means any Person who is insured by such policy or policies, regardless of whether such Person is designated an “Insured” or a “Named Insured” in such policy or is otherwise expressly identified therein.

“Insured B&W Obligation” means an obligation of Creole or Boudin under the Existing Policies that arises from an obligation to ACE or its Affiliates that is a B&W Obligation under the ALAA.

“Insured MII Obligation” means an obligation of Creole or Boudin under the Existing Policies that arises from an obligation to ACE or its Affiliates that is an MII Obligation under the ALAA.

“Insurer,” as a noun in reference to one or more insurance policies, means the Person identified in such policy or policies as the insurer.

“Inter-Captive Reinsurance Agreements” has the meaning set forth in Section 2(e).

“Master Separation Agreement” means a Master Separation Agreement to be entered into between MII and The Babcock & Wilcox Company in connection with the Separation.

“Merger” means the merger, to occur after the date hereof, of Babcock & Wilcox Holdings, Inc., a Delaware corporation, with and into The Babcock & Wilcox Company, a Delaware corporation and the surviving entity of such Merger.

“MII” has the meaning set forth in the recitals to this Agreement.

“MII Entity” means MII and each of the entities listed on Exhibit II attached hereto and made a part hereof. It is acknowledged and understood that, from and after the effectiveness of the Separation, the MII Entities will not be Subsidiaries or Affiliates of B&W or any of the other B&W Entities.

“MII Obligations” shall have the meaning ascribed to such term in the ALAA and shall be interpreted under this Agreement to conform to interpretations under the ALAA.

“Organizational Documents” means (a) with respect to any corporation, its certificate or articles of incorporation or organization and its bylaws, (b) with respect to any limited partnership, its certificate of limited partnership and its partnership agreement, (c) with respect to any general partnership, its partnership agreement, and (d) with respect to any limited liability company, its certificate or articles of formation or organization and its operating agreement or other organizational documents.

“Parties” means MII, B&W, Boudin and Creole collectively (and each individually is a “Party”).

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, a union, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

“Separation” has the meaning set forth in the recitals to this Agreement.

“Subsidiary” means, with respect to any specified Person, any corporation, partnership, limited liability company, joint venture or other organization, whether incorporated or unincorporated, of which at least a majority of the securities or interests having by the terms thereof ordinary voting power to elect at least a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such specified Person or by any one or more of its Subsidiaries, or by such specified Person and one or more of its Subsidiaries.

“Transferable Boudin Policy” means each insurance policy issued prior to the date hereof by Boudin on which a B&W Entity is named or otherwise identified as an insured (including without limitation by being within a generic description such as “affiliates” or “subsidiaries”).

“Transferable Creole Policy” means each insurance policy issued prior to the date hereof by Creole on which an MII Entity is named or otherwise identified as an insured (including without limitation by being within a generic description such as “affiliates” or “subsidiaries”).

“Transferred Boudin Policy” means, as to any Transferable Creole Policy after the Assumption Time and giving effect to this Agreement, the aggregate of (a) all rights, duties, and obligations of Boudin vis-à-vis the MII Entities that were, prior to the Assumption Time, Insureds of Creole under such Transferable Creole Policy, and (b) all rights, duties, and obligations vis-à-vis Boudin of the MII Entities that were, prior to the Assumption Time, Insureds of Creole under such Transferable Creole Policy.

“Transferred Creole Policy” means, as to any Transferable Boudin Policy after the Assumption Time and giving effect to this Agreement, the aggregate of (a) all rights, duties, and obligations of Creole vis-à-vis the B&W Entities that were, prior to the Assumption Time, Insureds of Boudin under such Transferable Boudin Policy, and (b) all rights, duties, and obligations vis-à-vis Creole of the B&W Entities that were, prior to the Assumption Time, Insureds of Boudin under such Transferable Boudin Policy.

“Wholly Retained Boudin Policy” means an insurance policy issued by Boudin to one or more MII Entities (and possibly others) that is not a Transferable Boudin Policy.

“Wholly Retained Creole Policy” means an insurance policy issued by Creole to one or more B&W Entities (and possibly others) that is not a Transferable Creole Policy.

2. Assumption.

(a) Boudin Assumption and Novation. Notwithstanding anything in any Transferable Creole Policy to the contrary, and effective as of the Assumption Time, Creole hereby transfers and assigns, and Boudin hereby assumes by novation, (x) so much of each Transferable Creole Policy as relates to MII or any MII Entity as an Insured thereunder; and (y) any and all obligations of Creole under any of the Existing Policies that arise from Insured MII Obligations. In connection with and implementation of such transfer, assignment, and novation:

(i) Boudin hereby agrees to observe, pay, perform, satisfy, fulfill and discharge any and all now existing and hereafter arising duties, terms, provisions, covenants, obligations and liabilities of Creole under the Transferable Creole Policies and with respect to the Insured MII Obligations, both insofar as transferred above (the “Boudin Assumption and Novation”); and

(ii) Each MII Entity that is a signatory hereto hereby consents to, and agrees to give full force and effect to, the Boudin Assumption and Novation. From and after the Assumption Time, Boudin and not Creole shall be treated as the applicable MII Entity’s contractual counterparty with respect to the contracts and mutual rights and obligations subject to the Boudin Assumption and Novation. Without limitation, each MII Entity:

a

may enforce against Boudin its rights under the Transferable Creole Policies or with respect to any Insured MII Obligation to the same extent such Person could, prior to the Boudin Assumption and Novation, enforce such rights against Creole, and

b

shall perform for the benefit of Boudin any obligation under the Transferable Creole Policies or with respect to any Insured MII Obligation to the same extent such Person was obligated, prior to the Boudin Assumption and Novation, to perform such obligations for the benefit of Creole, and

c	releases Creole from its obligation to observe, pay, perform, satisfy, fulfill or discharge any obligations under any Transferable Creole Policy or with respect to any Insured MII Obligation.

(iii) With respect to each Transferable Creole Policy that is subject to the Boudin Assumption and Novation, the aggregate of rights, duties, and obligations set forth in subsections (a)(i) and (a)(ii) above shall be treated as the Transferred Boudin Policy relating to such Transferable Creole Policy.

(b) No Transfer or Novation of Creole Obligations to B&W Entities. Except to the extent (which the Parties do not expect) that the Wholly Retained Creole Policies are determined to cover Insured MII Obligations notwithstanding the absence of any MII Entity as an Insured thereunder, the Wholly Retained Creole Policies are not novated or otherwise affected by the Boudin Assumption and Novation. The Transferable Creole Policies are novated to Boudin as set forth above only to the extent that one or more MII Entities is an insured thereunder. To the extent that B&W Entities are insureds under the Transferable Creole Policies, the Parties acknowledge that Creole and not Boudin shall continue to observe, pay, perform, satisfy, fulfill and discharge any and all now existing and hereafter arising duties, terms, provisions, covenants, obligations and liabilities of the Insurer under the Transferable Creole Policies. The Parties further acknowledge that Creole and not Boudin shall continue to observe, pay, perform, satisfy, fulfill and discharge any and all now existing and hereafter arising duties, terms, provisions, covenants, obligations and liabilities of the Insurer with respect to the Insured B&W Obligations.

(c) Creole Assumption and Novation. Notwithstanding anything in any Transferable Boudin Policy to the contrary, and effective as of the Assumption Time, Boudin hereby transfers and assigns, and Creole hereby assumes by novation, (x) so much of each Transferable Boudin Policy as relates to B&W or any

B&W Affiliate as an Insured thereunder; and (y) any and all obligations of Boudin under any of the Existing Policies that arise from Insured B&W Obligations. In connection with and in implementation of such transfer, assignment, and novation:

(i) Creole hereby agrees to observe, pay, perform, satisfy, fulfill and discharge any and all now existing and hereafter arising duties, terms, provisions, covenants, obligations and liabilities of Boudin under the Transferable Boudin Policies and with respect to the Insured B&W Obligations, both insofar as transferred above (the “Creole Assumption and Novation”); and

(ii) Each B&W Entity that is a signatory hereto hereby consents to, and agrees to give full force and effect to, the Creole Assumption and Novation. From and after the Assumption Time, Creole and not Boudin shall be treated as the B&W Entity’s contractual counterparty with respect the contracts and mutual rights and obligations subject to the Creole Assumption and Novation. Without limitation, each B&W Entity:

a

may enforce against Creole its rights under the Transferable Boudin Policies or with respect to any Insured B&W Obligation to the same extent such Person could, prior to the Creole Assumption and Novation, enforce such rights against Boudin, and

b

shall perform for the benefit of Creole any obligation under the Transferable Boudin Policies or with respect to any Insured B&W Obligation to the same extent such Person was obligated, prior to the Creole Assumption and Novation, to perform such obligations for the benefit of Boudin, and

c	releases Boudin from its obligation to observe, pay, perform, satisfy, fulfill or discharge any obligations under any Transferable Boudin Policy or with respect to any Insured B&W Obligation.

(iii) With respect to each Transferable Boudin Policy that is subject to the Creole Assumption and Novation, the aggregate of rights, duties, and obligations set forth in subsections (c)(i) and (c)(ii) above shall be treated as the Transferred Creole Policy relating to such Transferable Boudin Policy.

(d) No Transfer or Novation of Boudin Obligations to MII Entities. Except to the extent (which the Parties do not expect) that the Wholly Retained Boudin Policies are determined to cover Insured B&W Obligations notwithstanding the absence of any B&W Entity as an Insured thereunder, the Wholly Retained Boudin Policies are not novated or otherwise affected by the Creole Assumption and Novation. The Transferable Boudin Policies are novated to Creole as set forth above only to the extent that one or more B&W Entities is an insured thereunder. To the extent that MII Entities are insureds under the Transferable Boudin Policies, the Parties acknowledge that Boudin and not Creole shall continue to observe, pay, perform, satisfy, fulfill and discharge any and all now existing and hereafter arising duties, terms, provisions, covenants, obligations and liabilities of the Insurer under the Transferable Boudin Policies. The Parties further acknowledge that Boudin and not Creole shall continue to observe, pay, perform, satisfy, fulfill and discharge any and all now existing and hereafter arising duties, terms, provisions, covenants, obligations and liabilities of the Insurer with respect to the Insured MII Obligations.

(e) Commutation and Release of Mutual Reinsurance by Boudin and Creole. Effective at the Assumption Time, Creole and Boudin do hereby commute any and all contracts of reinsurance by which one of them reinsured the other (the “Inter-Captive Reinsurance Agreements”). In furtherance of such commutation, and also effective at the Assumption Time, Creole and Boudin do hereby fully release and discharge one another from and against any past, present, or future liabilities or obligations, known or unknown, arising under the Inter-Captive Reinsurance Agreements.

(f) No Effect on Aggregate Limits of Liability. For the avoidance of doubt, it is understood and agreed that the aggregate liability of Creole and Boudin, taken together, is not intended to be, and shall be deemed not to be, increased by implementation of this Agreement. In particular, and without limitation, to the extent that any Transferable Creole Policy (or Transferable Boudin Policy) contains an aggregate limit of liability, that aggregate limit of liability shall, after the Assumption Time, apply as a single, joint aggregate limit of liability as between (i) the resulting Transferred Boudin Policy (or Transferred Creole Policy) and (ii) the portions of the Transferable Creole Policy (or Transferable Boudin Policy) that are retained pursuant to Section 2(b) (or Section 2(d)) above. Disputes as to priority of claims and/or allocation of the single, joint aggregate limit of liability shall be resolved pursuant to Section 12 hereof.

3. Amendments. Neither this Agreement nor any provision hereof may be amended, changed, waived, discharged or terminated except by a written instrument signed by each Party.

4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Neither this Agreement nor any right or obligation hereunder may be assigned or conveyed by any Party without the prior written consent of the other Parties, which consent shall not be unreasonably withheld.

5. No Waiver. The failure or refusal by any Party to exercise any rights granted hereunder shall not constitute a waiver of such rights or preclude the subsequent exercise thereof, and no oral communication shall be asserted as a waiver of any such rights hereunder unless such communication shall be confirmed in a writing plainly expressing an intent to waive such rights and signed by the Party against whom such waiver is asserted.

6. Counterparts. This Agreement may be executed in any number of counterparts each of which when so executed and delivered shall constitute an original, but such counterparts together shall constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes. Signatures of the Parties and other Persons signatory hereto transmitted by facsimile shall be deemed to be their original signatures for all purposes.

7. No Third Party Beneficiary. This Agreement shall not be deemed to give any right or remedy to any third party whatsoever unless otherwise specifically granted hereunder.

8. Parties’ Representations. As of the Effective Date, each of the Parties expressly represents on its own behalf: (a) it is an entity in good standing in its jurisdiction of organization; (b) it has all requisite corporate power and authority to enter into this Agreement, and to perform its obligations hereunder; (c) the execution and delivery by it of this Agreement, and the performance by it of its obligations under this Agreement, have been duly authorized by all necessary corporate or other action; (d) this Agreement, when duly executed and delivered by it, and subject to the due execution and delivery hereof by the other Parties, will be a valid and binding obligation of it, enforceable against it, its successors and permitted assigns, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general equity principles; (e) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby in accordance with the respective terms and conditions hereof will not (i) violate any provision of its Organizational Documents, (ii) violate any applicable order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against it, or binding upon it, or any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, binding upon it as of the date hereof, or (iii) violate any agreement, contract, obligation, promise or undertaking that is legally binding and to which it is a party or by which it is bound; and (f) the signatory hereto on behalf of it is duly authorized and legally empowered to enter into this Agreement on its behalf.

9. Notices. Any and all notices, requests, approvals, authorizations, consents, instructions, designations and other communications that are required or permitted to be given pursuant to this Agreement shall be in writing and may be given either by personal delivery, first class prepaid post (airmail if to another country) or by internationally recognized overnight delivery service to the following address, or to such other address and recipient as such Party may have notified in accordance with the terms of this section as being its address or recipient for notification for the purposes of this Agreement:

If to Boudin:	Boudin Insurance Company, Ltd., c/o McDermott International, Inc.
757 N. Eldridge Parkway Houston, Texas 77079
	Attention:	VP and Chief Risk Officer (with copy to General Counsel)

	Telephone:	281-870-5785
	Telecopier:	281-870-5923
	Electronic Mail:	twoodard@mcdermott.com

with a copy to:
Boudin Insurance Company, Ltd. Cedar House 41 Cedar Avenue P.O. Box HM 1838 Hamilton HM HX Bermuda Bermuda
	Fax	(441) 295-3982
	Telephone:	281-870-5476
	Telecopier:	281-870-5923
	Electronic Mail:	cjryan@mcdermott.com

If to any MII Entity:	McDermott International, Inc. 757 N. Eldridge Parkway Houston, Texas 77079
	Attention:	VP and Chief Risk Officer (with copy to General Counsel)

	Telephone:	281-870-5785
	Telecopier:	281-870-5923
	Electronic Mail:	twoodard@mcdermott.com

If to Creole:	Creole Insurance Company, Ltd.

Prior to the Separation:

Creole Insurance Company, Ltd., c/o Babcock & Wilcox Holdings, Inc. 800 Main Street Lynchburg, Virginia 24504
	Attention:	Director, Risk Management (with copy to General Counsel)
	Telephone:	434-522-6800

with a copy to:
McDermott International, Inc. 777 N. Eldridge Parkway Houston, Texas 77079
	Attention:	Director, Risk Management (with copy to General Counsel)

with an additional copy to:
Creole Insurance Company, Ltd. Cedar House 41 Cedar Avenue P.O. Box HM 1838 Hamilton HM HX Bermuda Bermuda
	Fax	(441) 295-3982
	Telephone:	281-870-5476
	Telecopier:	281-870-5923
	Electronic Mail:	cjryan@mcdermott.com

On and After the Separation:

The Babcock & Wilcox Company The Harris Building 13024 Ballantyne Corporate Place, Suite 700 Charlotte, North Carolina
	Attention:	Director, Risk Management (with copy to General Counsel)

with a copy to:
Creole Insurance Company, Ltd. Cedar House 41 Cedar Avenue P.O. Box HM 1838 Hamilton HM HX Bermuda Bermuda
	Fax	(441) 295-3982
	Telephone:	281-870-5476
	Telecopier:	281-870-5923
	Electronic Mail:	cjryan@mcdermott.com

If to any B&W Entity:	Prior to the Separation:

Babcock & Wilcox Holdings, Inc. 800 Main Street Lynchburg, Virginia 24504
	Attention:	Director, Risk Management (with copy to General Counsel)
	Telephone:	434-522-6800

with a copy to:
McDermott International, Inc. 777 N. Eldridge Parkway Houston, Texas 77079
	Attention:	Director, Risk Management (with copy to General Counsel)

	Telephone:	281-870-5476
	Telecopier:	281-870-5923
	Electronic Mail:	cjryan@mcdermott.com

On and After the Separation:

The Babcock & Wilcox Company The Harris Building 13024 Ballantyne Corporate Place, Suite 700 Charlotte, North Carolina
	Attention:	Director, Risk Management (with copy to General Counsel)

Any notice or communication to any Person shall be deemed to be received by that Person:

(A) upon personal delivery; or

(B) upon receipt if sent by mail or courier.

10. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to those provisions concerning conflicts of laws that would result in the application of the laws of any other jurisdiction.

11. Entire Agreement. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT AMONG ALL OF THE PARTIES WITH RESPECT TO THE TRANSFERS, ASSUMPTIONS, AND NOVATIONS DESCRIBED HEREIN AND SUPERSEDES ALL OTHER PRIOR AGREEMENTS AND UNDERSTANDINGS, BOTH WRITTEN AND ORAL, WITH RESPECT TO THE SUBJECT MATTER HEREOF. SOLELY FOR INTERPRETATION PURPOSES, THE PARTIES ACKNOWLEDGE THAT THIS AGREEMENT IS INTENDED TO BE READ TOGETHER WITH THE ALAA, AND THE PARTIES FURTHER ACKNOWLEDGE THE CONTROLLING NATURE OF THE ALAA WITH RESPECT TO DISPUTE RESOLUTION, AS SET FORTH IN THE FOLLOWING PARAGRAPH.

12. Dispute Resolution. Any and all disputes arising out of this Agreement shall be resolved in accordance with the procedures set for in the Master Separation Agreement (or, in the event the Master Separation Agreement is not entered into by MII and The Babcock & Wilcox Company, in accordance with the procedures set forth in the draft thereof dated as of April 28, 2010). Issues as to whether a given obligation is an Insured B&W Obligation or an Insured MII Obligation shall be resolved as set forth in the ALAA, which resolution shall be binding for all purposes of this Agreement, notwithstanding (by way of example only) any assertion that the putative Insured B&W Obligation arose under a Wholly Retained Boudin Policy or the putative Insured MII Obligation arose under a Wholly Retained Creole Policy, or any other assertion that the terms of this Agreement prohibit the allocation reached under the ALAA. Any such assertions may be made, to the extent appropriate, in connection with the dispute resolution under the ALAA but may not be made as a basis for challenging such resolution.

13. Severability. If any term or other provision of this Agreement or the Exhibits attached hereto is determined by a nonappealable decision by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the court, administrative agency or arbitrator shall interpret this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest extent possible. If any sentence in this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

14. Rules of Construction. The definitions of terms used herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to the restrictions contained herein), (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this

Agreement in its entirety and not to any particular provision hereof, (e) with respect to the determination of any time period, the word “from” means “from and including” and the word “to” means “to and including” and (f) any reference herein to Articles, Sections and Exhibits shall be construed to refer to Articles and Sections of, and Exhibits to, this Agreement. No provision of this Agreement shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties intending to be legally bound hereby have executed this Agreement, by their duly authorized representatives.

MCDERMOTT INTERNATIONAL, INC.

By:	/S/ LIANE K. HINRICHS
Liane K. Hinrichs
Senior Vice President

BOUDIN INSURANCE COMPANY, LTD.

By:	/S/ LIANE K. HINRICHS
Liane K. Hinrichs
Assistant Secretary

BABCOCK & WILCOX HOLDINGS, INC.

By:	/S/ MICHAEL S. TAFF
Michael S. Taff
Senior Vice President

CREOLE INSURANCE COMPANY, LTD.

By:	/S/ BENJAMIN H. BASH
Benjamin H. Bash
Assistant Secretary

Signature Page to Group IV Agreement

ACKNOWLEDGED AND AGREED FOR PURPOSES OF SECTION 2:

B&W ENTITIES:

AMERICON EQUIPMENT SERVICES, INC.

AMERICON, INC.

APPLIED SYNERGISTICS, INC.

BABCOCK & WILCOX CANADA LTD.

BABCOCK & WILCOX CHINA HOLDINGS, INC.

BABCOCK & WILCOX CONSTRUCTION CO., INC.

BABCOCK & WILCOX DE MONTERREY, S.A. DE C.V.

BABCOCK & WILCOX DENMARK HOLDINGS, INC.

BABCOCK & WILCOX EBENSBURG POWER, INC.

BABCOCK & WILCOX EQUITY INVESTMENTS, INC.

BABCOCK & WILCOX INDIA HOLDINGS, INC.

BABCOCK & WILCOX INTERNATIONAL SALES AND SERVICE CORPORATION

BABCOCK & WILCOX INTERNATIONAL, INC.

By:	/S/ BENJAMIN H. BASH
Name:	Benjamin H. Bash
Title:	Assistant Secretary of each of the above

Signature Page to Group IV Agreement

BABCOCK & WILCOX MODULAR NUCLEAR ENERGY LLC

BABCOCK & WILCOX NUCLEAR OPERATIONS GROUP, INC.

BABCOCK & WILCOX NUCLEAR ENERGY, INC.

BABCOCK & WILCOX NUCLEAR SERVICES (U.K.) LIMITED

BABCOCK & WILCOX TECHNICAL SERVICES CLINCH RIVER, LLC

BABCOCK & WILCOX POWER GENERATION GROUP, INC.

BABCOCK & WILCOX TECHNICAL SERVICES GROUP, INC.

BABCOCK & WILCOX TECHNICAL SERVICES SAVANNAH RIVER COMPANY

BABCOCK & WILCOX VOLUND A/S

BCE PARTS LTD.

BWX TECHNOLOGIES, INC.

BWXT FEDERAL SERVICES, INC.

BWXT HANFORD COMPANY

BWXT OF IDAHO, INC.

BWXT OF OHIO, INC.

BWXT WASHINGTON, INC.

By:	/S/ BENJAMIN H. BASH
Name:	Benjamin H. Bash
Title:	Assistant Secretary of each of the above

Signature Page to Group IV Agreement

CREOLE INSURANCE COMPANY, LTD.

DELTA POWER SERVICES, LLC

DIAMOND OPERATING CO., INC.

DIAMOND POWER AUSTRALIA HOLDINGS, INC.

DIAMOND POWER CHINA HOLDINGS, INC.

DIAMOND POWER EQUITY INVESTMENTS, INC.

DIAMOND POWER INTERNATIONAL, INC.

DIAMOND POWER SPECIALTY (PROPRIETARY) LIMITED

DPS BERKELEY, LLC

DPS CADILLAC, LLC

DPS FLORIDA, LLC

DPS GREGORY, LLC

DPS LOWELL COGEN, LLC

DPS MECKLENBURG, LLC

DPS MICHIGAN, LLC

DPS MOJAVE, LLC

DPS SABINE, LLC

GUMBO INSURANCE COMPANY, LTD.

By:	/S/ BENJAMIN H. BASH
Name:	Benjamin H. Bash
Title:	Assistant Secretary of each of the above

Signature Page to Group IV Agreement

INTECH INTERNATIONAL INC.

INTECH, INC.

IVEY-COOPER SERVICES, L.L.C.

MARINE MECHANICAL CORPORATION

NFS HOLDINGS, INC.

NOG-ERWIN HOLDINGS, INC.

NORTH COUNTY RECYCLING, INC.

NUCLEAR FUEL SERVICES, INC.

O&M HOLDING COMPANY

SOFCO - EFS HOLDINGS LLC

By:	/S/ BENJAMIN H. BASH
Name:	Benjamin H. Bash
Title:	Assistant Secretary of each of the above

BABCOCK & WILCOX TECHNICAL SERVICES (U.K.) LIMITED

By:	/S/ BENJAMIN H. BASH
Name:	Benjamin H. Bash
Title:	Joint Secretary

Signature Page to Group IV Agreement

B&W DE PANAMA, INC.

BABCOCK & WILCOX INTERNATIONAL INVESTMENTS CO., INC.

BABCOCK & WILCOX INVESTMENT COMPANY

By:	/S/ MICHAEL S. TAFF
Name:	Michael S. Taff
Title:	Senior Vice President, of each of the above

Signature Page to Group IV Agreement

BABCOCK & WILCOX INDIA PRIVATE LIMITED

DIAMOND POWER SPECIALTY LIMITED

By:	/S/ ROBERT E. STUMPF
Name:	Robert E. Stumpf
Title:	Assistant Secretary

NATIONAL ECOLOGY COMPANY

By:	/S/ ROBERT E. STUMPF
Name:	Robert E. Stumpf
Title:	Secretary

DIAMOND POWER DO BRASIL LIMITADA

DIAMOND POWER INTERNATIONAL, INC.

BABCOCK & WILCOX INTERNATIONAL SALES AND SERVICE CORPORATION
(as Shareholders of Diamond Power do Brasil Limitada)

By:	/S/ ROBERT E. STUMPF
Name:	Robert E. Stumpf
Title:	Assistant Secretary of each of the Shareholders

Signature Page to Group IV Agreement

P. T. BABCOCK & WILCOX ASIA

SERVICIOS DE FABRICACION DE VALLE SOLEADO, S.A. DE C.V.

SERVICOS PROFESIONALES DE VALLE SOLEADO, S.A. DE C.V.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Secretary

Signature Page to Group IV Agreement

DIAMOND POWER CENTRAL & EASTERN EUROPE S.R.O.

DIAMOND POWER FINLAND OY

By:	/S/ JUHA K. MUSTONEN
Name:	Juha K. Mustonen
Title:	Managing Director

Signature Page to Group IV Agreement

DIAMOND POWER MACHINE (HUBEI) CO., INC.

By:	/S/ DAVID R. GIBBS
Name:	David R. Gibbs
Title:	Director

Signature Page to Group IV Agreement

DIAMOND POWER SWEDEN AB

By:	/S/ MIKA J. HAIKOLA
Name:	Mika J. Haikola
Title:	Managing Director

Signature Page to Group IV Agreement

ACKNOWLEDGED AND AGREED FOR PURPOSES OF SECTION 2:

MII ENTITIES:

CHARTERING COMPANY (SINGAPORE) PTE. LTD.

J. RAY MCDERMOTT (QINGDAO) PTE. LTD.

J. RAY MCDERMOTT ASIA PACIFIC PTE. LTD.

MALMAC SDN. BHD.

MCDERMOTT (MALAYSIA) SENDIRIAN BERHAD

By:	/S/ JEFF J. HIGHTOWER
Name:	Jeff J. Hightower
Title:	Director of each of the above

BOUDIN INSURANCE COMPANY, LTD.

J. RAY MCDERMOTT EASTERN HEMISPHERE LIMITED

LAGNIAPPE INSURANCE COMPANY, LTD.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Assistant Secretary, of each of the above

Signature Page to Group IV Agreement

J. RAY MCDERMOTT UK LTD.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Joint Secretary

EASTERN MARINE SERVICES, INC.

GLOBAL ENERGY - MCDERMOTT LIMITED

HYDRO MARINE SERVICES, INC.

J. RAY MCDERMOTT (CASPIAN), INC.

J. RAY MCDERMOTT (NIGERIA) LTD.

J. RAY MCDERMOTT (NORWAY), AS

J. RAY MCDERMOTT CANADA HOLDING, LTD.

J. RAY MCDERMOTT CANADA, LTD.

J. RAY MCDERMOTT CONTRACTORS, INC.

J. RAY MCDERMOTT DE MEXICO, S.A. DE C.V.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Secretary of each of the above

Signature Page to Group IV Agreement

J. RAY MCDERMOTT ENGINEERING SERVICES PRIVATE LIMITED

J. RAY MCDERMOTT ENGINEERING, LLC

J. RAY MCDERMOTT FAR EAST, INC.

J. RAY MCDERMOTT INTERNATIONAL, INC.

J. RAY MCDERMOTT INTERNATIONAL VESSELS, LTD.

J. RAY MCDERMOTT INVESTMENTS B.V.

J. RAY MCDERMOTT KAZAKHSTAN LLP

J. RAY MCDERMOTT LOGISTIC SERVICES PVT. LIMITED

J. RAY MCDERMOTT MIDDLE EAST, INC.

J. RAY MCDERMOTT SOLUTIONS, INC.

J. RAY MCDERMOTT TECHNOLOGY, INC.

J. RAY MCDERMOTT UNDERWATER SERVICES, INC.

J. RAY MCDERMOTT WEST AFRICA HOLDINGS, INC.

J. RAY MCDERMOTT WEST AFRICA, INC.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Secretary of each of the above

Signature Page to Group IV Agreement

MCDERMOTT CASPIAN CONTRACTORS, INC.

MCDERMOTT FAR EAST, INC.

MCDERMOTT GULF OPERATING COMPANY, INC.

MCDERMOTT INTERNATIONAL B.V.

MCDERMOTT INTERNATIONAL INVESTMENTS CO., INC.

MCDERMOTT INTERNATIONAL MARINE INVESTMENTS N.V.

MCDERMOTT INTERNATIONAL TRADING CO., INC.

MCDERMOTT INTERNATIONAL VESSELS, INC.

MCDERMOTT MARINE MEXICO, S.A. DE C.V.

MCDERMOTT OFFSHORE SERVICES COMPANY, INC.

MCDERMOTT OLD JV OFFICE, INC.

MCDERMOTT OVERSEAS INVESTMENT CO. N.V.

MCDERMOTT OVERSEAS, INC.

MCDERMOTT TRADE CORPORATION

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Secretary of each of the above

Signature Page to Group IV Agreement

MENTOR SUBSEA TECHNOLOGY SERVICES, INC.

NORTH ATLANTIC VESSEL, INC.

OFFSHORE PIPELINES INTERNATIONAL, LTD.

OPI VESSELS, INC.

OPMI, LTD.

SABINE RIVER REALTY, INC.

SERVICIOS DE FABRICACION DE ALTAMIRA, S.A. DE C.V.

SERVICOS PROFESIONALES DE ALTAMIRA, S.A. DE C.V.

SPARTEC, INC.

VARSY INTERNATIONAL N.V.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Secretary of each of the above

MCDERMOTT KFT.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Managing Director

Signature Page to Group IV Agreement

J. RAY MCDERMOTT (AUST.) HOLDING PTY. LIMITED

MCDERMOTT AUSTRALIA PTY. LTD.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Corporate Officer of each of the above

MCDERMOTT INCORPORATED

MCDERMOTT PANAMA HOLDINGS, S.A.

J. RAY MCDERMOTT HOLDINGS, LLC

J. RAY MCDERMOTT, INC.

J. RAY MCDERMOTT, S.A.

MCDERMOTT CAYMAN LTD.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Senior Vice President of each of the above

MCDERMOTT INTERNATIONAL MARKETING, INC.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	President

Signature Page to Group IV Agreement

FLOATEC, LLC

By:	/S/ ROBERT E. STUMPF
Name:	Robert E. Stumpf
Title:	Assistant Secretary

MCDERMOTT HOLDINGS (U.K.) LIMITED

MCDERMOTT MARINE CONSTRUCTION LIMITED

By:	/S/ ROBERT E. STUMPF
Name:	Robert E. Stumpf
Title:	Joint Secretary of each of the above

MCDERMOTT SERVICOS DE CONSTRUCAO, LTDA.

J. RAY MCDERMOTT INC.

MCDERMOTT OVERSEAS, INC.,
(as Shareholders)

By:	/S/ ROBERT E. STUMPF
Name:	Robert E. Stumpf
Title:	Assistant Secretary

OFFSHORE PIPELINES SDN. BHD.

OFFSHORE PIPELINES SDN. BLD.
(as Sole Shareholder)

By:	/S/ ROBERT E. STUMPF
Name:	Robert E. Stumpf
Title:	Assistant Secretary

Signature Page to Group IV Agreement

INTERNATIONAL VESSELS LTD.

By:	/S/ STEVEN W. ROLL
Name:	Steven W. Roll
Title:	Director

Signature Page to Group IV Agreement

PT. BAJA WAHANA INDONESIA

By:	/S/ SCOTT CUMMINS
Name:	Scott Cummins
Title:	President Director

Signature Page to Group IV Agreement

SINGAPORE HUANGDAO PTE. LTD.

By:	/S/ ROCKNE L. MOSELEY
Name:	Rockne L. Moseley
Title:	Director

Signature Page to Group IV Agreement